SUPPLEMENT DATED JUNE 30, 2026 TO THE CURRENT
STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Income Advantage U.S. Fund
Invesco Multi-Asset Income Fund
Invesco Multi-Strategy Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statements of Additional Information and retain it for future reference.
1. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of each SAI:
Jan Grindrod began serving as a portfolio manager of the Fund effective June 30, 2026. As of April 30, 2026, Mr. Grindrod did not beneficially own any shares of the Fund.
2. The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of each SAI:
Jan Grindrod began serving as a portfolio manager of the Fund effective June 30, 2026. As of April 30, 2026, Mr. Grindrod did not manage any other registered investment companies, other pooled investment vehicles and other accounts.
ACST-AIF-SAI-SUP-1 063026